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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                DECEMBER 18, 1998




                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-20833                     72-1205791
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)               Number)                Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Lamar Advertising Company previously filed with Securities and Exchange Commission (File No. 333-50559), which Registration Statement was declared effective by the Commission on April 28, 1998, Lamar Advertising Company is filing an Underwriting Agreement dated December 18, 1998 between Lamar and Morgan Stanley & Co. Incorporated as Exhibit
1.2 to such Registration Statement and an opinion of Palmer & Dodge LLP, counsel to the Company, regarding the validity of certain shares of the Company's Class A Common Stock, $.001 par value per share, to be sold by the Company pursuant to such Underwriting Agreement as Exhibit 5.3 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.2 Underwriting Agreement dated December 18, 1998 between Lamar Advertising Company and Morgan Stanley & Co. Incorporated. Filed herewith.

                  5.3      Opinion of Palmer & Dodge LLP.  Filed herewith.

                  23.6 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith.)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 22, 1998              LAMAR ADVERTISING COMPANY


                                      By: /s/ KEVIN P. REILLY, JR.
                                          -------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
----------                     -----------
1.2             Underwriting Agreement dated December 18, 1998 between Lamar
                Advertising Company and Morgan Stanley & Co. Incorporated. Filed
                herewith.

5.3             Opinion of Palmer & Dodge LLP.  Filed herewith.

23.6 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith.)